                                                                 EXHIBIT 10.2


                         DOCUMENT SCIENCES CORPORATION

                             1993 STOCK OPTION PLAN

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

                 Options granted hereunder will be Nonstatutory Stock Options.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                 (d) "Common Stock" shall mean the Common Stock of the Company.

                 (e) "Company" shall mean Document Sciences Corporation, a Delaware corporation.

                 (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company who is not an Employee whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                 (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                 (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.
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                 (i)      "Incentive Stock Option" shall mean an option
intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                 (j) "Nonstatutory Stock Option" shall mean an option not intended to qualify as an Incentive Stock option.

                 (k) "Option" shall mean a stock option granted pursuant to the Plan.

                 (l) "Optioned Stock" shall mean the Common Stock subject to an option.

                 (m) "Optionee" shall mean an Employee or Consultant who receives an option.

                 (n) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (o)      "Plan" shall mean this 1993 Stock Option Plan.

                 (p) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                 (q) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.      Stock Subject to the Plan.  Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 500,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                 If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Shares issued under the Plan and later repurchased by the Company shall also become available for future grant or sale under the Plan.

         4.      Administration of the Plan.

                 (a)      Procedure.

                          (i)     Administration With Respect to Directors and
Officers. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new





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members in substitution there for, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                          (ii)    Multiple Administrative Bodies. If permitted
by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, nondirector officers and Employees who are neither directors nor officers.

                          (iii)   Administration With Respect to Consultants
and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                 (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                          (i)     to determine the Fair Market Value of the
Common Stock;

                          (ii)    to select the officers, Consultants and
Employees to whom Options may from time to time be granted hereunder;

                          (iii)   to determine whether and to what extent
Options are granted hereunder;

                          (iv)    to determine the number of Shares to be
covered by each such award granted hereunder;

                          (v)     to approve forms of agreement for use under
the Plan;

                          (vi)    to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the price per Share) based in each case on such factors as the Administrator shall determine, in its sole discretion;

                          (vii)   to determine whether, to what extent and
under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and





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                        (viii)  to reduce the exercise price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

                (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options

        5.      Eligibility.

                (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options

                (b) Each Option shall be designated in the written option agreement as a Nonstatutory Stock Option.

                (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

        7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8.      Exercise Price and Consideration.

                (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                        (i)     In the case of a Nonstatutory Stock Option

                                (A)     granted to a person who, at the time of
the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant;

                                (B)     granted to any other person, the per
Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

The exercise price for the Shares to be issued pursuant to exercise of an Option may not be less than par value. For purposes of this Section 8(a), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.



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                 (b)      The fair market value shall be determined as follows:
(i) If the Common Stock is publicly traded on an active market of substantial depth, the recent market price of such securities; (ii) If shares of the Common Stock have not been so publicly traded, the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded, subject to appropriate adjustments for the dissimilarities between the corporations being compared; (c) In the absence of any reliable indicator under subsection (i) or subsection (ii), the earnings history, book value and prospects of the Company in the light of market conditions generally.

                 (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the applicable provisions of the Delaware Corporation Law.

         9.      Exercise of Option.

                 (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided, however, that Options shall vest over a period of not more than five (5) years and at a rate of not less than twenty percent (20%) per year.

                          An Option may not be exercised for a fraction of a
Share.

                          An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                          Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.





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                 (b)      Termination of Status as an Employee or Consultant.
Except as provided in Section 11, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), the Option shall terminate, unless otherwise determined by the Board and specified in the Option Agreement (but in any event not earlier than thirty (30) days after the date of such termination; or later than the date of expiration of the term of the Option as set forth in the Option Agreement).

                 (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (d)      Death of Optionee.  Notwithstanding the provisions of
Section 9(b) above, in the event of the death of an Optionee:

                          (i)     during the term of the Option who is at the
time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise had accrued as of the date of death of the optionee; or

                          (ii)    within the first thirty (30) days of an
exercise period granted by the board after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

                 (e)      Rule 16b-3.  Options granted to persons subject to
Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of





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Common Stock covered by each outstanding Option, and the number of shares of
Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                 In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall notify the Optionee at least fifteen (15) days prior to the consummation of such proposed merger and, to the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such merger.

         12. Time of Granting Options. The date of grant of an Option shall unless otherwise fixed by the Board, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13.     Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any optionee under any grant theretofore made without his consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. To the extent required under then applicable California law and regulations, material amendments to the Plan shall be qualified, prior to the offer of any options under the amended Plan, by post effective amendment to the permit application with respect to the Plan previously filed with the California Department of Corporations.





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                 (b)      Effect of Amendment or Termination.  Any such
amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                 The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         17.     Shareholder Approval.

                 (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

                 (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                 (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 17(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:





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
                          (i)     furnish in writing to the holders entitled to
vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                          (ii)    file with, or mail for filing to, the
Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

         18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.





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
                         DOCUMENT SCIENCES CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT

         Document Sciences Corporation, a Delaware corporation (the "Company"),
has granted to           (the "Optionee"), an option (the "Option") to purchase
a total of                    of Common Stock (the "Shares"), at the price
determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1993 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

         The Company and Optionee hereby acknowledge and agree that the grant of this Option fulfills any and all obligations of the Company with respect to the issuance of stock options to Optionee as set forth in the Optionee's employment offer letter or otherwise arising prior to the date Optionee executes this Agreement. Optionee shall have no other rights to stock options or other equity in the Company and any subsequent grant of stock options to Optionee under the Plan shall be entirely at the discretion of the Company.

         1. Nature of the Option. This Option is intended by the Company and the Optionee to be a nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option.

         2.      Exercise Price.  The exercise price is $     for each share of
Common Stock.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

                 (i)      Right to Exercise.

                          (a)     Subject to subsections 3(i)(b), (c) and (d)
below, this Option shall vest and become exercisable cumulatively over four (4) years, to the extent of 25% of the Shares subject to the Option on the date twelve (12) months after the Vesting Commencement Date of the Option set forth at the end of this Agreement, and 2.0833% of the Shares subject to the Option at the end of each month thereafter. In the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be), vesting of the Option shall cease as of the date of termination.

                          (b)     This Option may not be exercised for a
fraction of a share.

                          (c)     In the event of Optionee's death, disability
or other termination of employment or consulting relationship, the exercisability of the Option is governed by Section 9 of the Plan: provided, however, that in the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be) other than by reason of death or disability, the Option shall terminate sixty (60) days after the date of such termination.

                          (d)     In no event may this Option be exercised
after the date of expiration of the term of this Option as set forth in Section 8 below.

                 (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the

Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.


                 No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

         5. Method of Payment. Payment of the exercise price shall be at the election of the Board, check or surrender of other shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than [six (6) months] on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board.
As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Non-Transferability of Option. This Option may not be transferred by Optionee in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The Company may at any time transfer and assign its rights and delegate its obligations under this Option Agreement to any other person, corporation, firm or entity, including its officers, directors and stockholders, with or without consideration. Except to the extent specifically limited by the terms and provisions of this Option Agreement, the terms of this Option shall be binding upon and inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors and assigns.

         8. Term of Option. This option may not be exercised more than ten (10) years from the date of grant of this option, and may be exercised during such term only in accordance with the Plan and the terms of this option.

         9. Withholding and Employment Taxes Upon Exercise of Option. Optionee understands that, upon exercise of this option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee's current compensation with respect to such income; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the

Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. To the extent authorized by the Board in its sole discretion, Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock or other securities of the Company which are acquired upon exercise of the Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by Optionee to the Company at the time of exercise of the Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of the Option from amounts payable to such person; provided, however, that Section 16 of the Securities Exchange Act of 1934, as amended, shall apply to taxes due upon exercise.

                 Any securities so withheld or tendered will be valued by the Company as of the day of exercise.

         10. Right of First Refusal. Before any Shares received under this Option may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company as follows:

                 (i) The Optionee shall deliver a notice to the Company stating (i) his bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, (iii) the price for which he proposes to sell or transfer such shares, and (iv) the name of the proposed purchaser or transferee.

                 (ii) Within thirty (30) days after receipt of such notice, the Company or its assignee may elect to purchase all (but not less than all) Shares to which the notice refers, at the price per share specified in the notice. All payment for all the Shares to which the notice refers shall be made by cash, check, or cancellation of indebtedness by the Company or its assignee to the Optionee within thirty (30) days after receipt of the notice.

                 (iii) If the Shares to which the notice refers are not elected to be purchased as provided in Section 10(ii), the Optionee may sell the Shares to any person named in the notice at the price specified in the notice or at a higher price, provided that such sale or transfer is consummated within 60 days of the date of the notice to the Company, and, provided further, that any such sale is in accordance with all the terms and conditions hereof.

                 (iv) Any shares so transferred will continue to be subject to the right of first refusal provided in this Section 10.

                 The provisions of this Section 10 shall terminate on (i) the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), with respect to an underwritten public offering of Common Stock of the Company or (ii) the closing date of a sale of assets or merger of the Company or other acquisition transaction pursuant to which shareholders of this Company receive securities of a buyer whose shares are publicly traded.

                 The provisions of Sections 10(i), 10(ii) and 10(iii) shall not apply to a transfer of any Shares by the optionee, either during his lifetime or on death by will or intestacy, to his ancestors, descendants, or spouse, or any custodian or trustee for the account of the Optionee or the Optionee's ancestors, descendants, or spouse; provided that, in each such case, a transferee shall receive and hold such shares subject to the provisions of this
Section 10, and that there shall be no further transfer of such Shares except in accordance herewith.

                 The Company shall not be required (i) to transfer on its share register any Shares which shall have been purportedly sold or transferred if such transfer would be in violation of this agreement, or (ii) to treat as owner of such Shares, to accord the right to vote as such owner, or to pay dividends to any purported transferee to whom such Shares shall have purportedly been so transferred.

         11. Repurchase Option. All of the Shares shall be subject to the right of the Company to repurchase at the price set forth below (the "Option Price") all (but not less than all) of the Shares (the "Repurchase Option") as follows:

                 (i) In the event that the Optionee resigns from employment with the Company or the Optionee's employment shall be terminated by the Company with or without cause, the Option Price shall be the greater of (A) the fair market value of the Shares on the date of resignation or termination with or without cause, as such value is determined in good faith by the Board of Directors of the Company, or (B) the purchase price per share originally paid as set forth in Section 2, as adjusted for stock splits, consolidation or merger of the Company described in (iii) below.

                 (ii) Within 90 days following a termination of Optionee's employment to which the Repurchase Option applies, the Company may exercise the Repurchase Option by written notice to the Optionee. At the Company's option, the Option Price for the Shares repurchased may be paid (a) by delivery with such notice of a check to the Optionee in the amount of the Option Price for the Shares being repurchased, or (b) by cancellation by the Company of an amount of the Purchaser's purchase money indebtedness to the Company for the Shares equal to the Option Price for the Shares being repurchased, or (c) by a combination of (a) and (b). Upon delivery of such notice and payment, the Shares being repurchased and all rights and interests therein shall be transferred to the Company and the Optionee shall no longer be considered the owner of the Shares repurchased for record or any other purposes.

                 (iii) If from time to time during the term of this Agreement, there is (a) any stock dividend, stock split, or other change in the character or amount of any of the outstanding the securities of the Company, or
(b) any liquidation or consolidation or merger of the Company with another corporation not described in (iv) below; then, in such event any and all new, substituted or additional securities to which the optionee is entitled by reason of his ownership of the Shares shall be immediately subject to this Agreement and be included considered "Shares" for all purposes with the same force and effect as the Shares presently subject to the Repurchase Option, with the right of first refusal and other terms of this Agreement.

                 (iv)     The provisions of this Section 11 shall terminate on
(i) the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), with respect to an underwritten public offering of Common Stock of the Company or (ii) the closing date of a sale of assets or merger of the Company or other acquisition transaction pursuant to which shareholders of this company receive securities of a buyer whose shares are publicly traded.

         12. Lock-Up. Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make a short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Shares (other than those Shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) Optionee agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

VESTING COMMENCEMENT DATE:


                                        Document Sciences Corporation
                                        a Delaware corporation



                                        ---------------------------------------

                                        Title:
                                               --------------------------------

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

         Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


Dated:
       ---------------------


                                        ---------------------------------------
                                                , Optionee
                                        --------

                                        Residence Address:

                                        ---------------------------------------

                                        ---------------------------------------